AMENDMENT #1 to OPTION OVER MOGOLLON PROPERTY AGREEMENT

THIS AMENDMENT #1 made effective this 28th day of June, 2013 (the “Effective Date”).

AMONG:

SANTA FE GOLD CORPORATION, a Delaware company with an
office located at 1128 Pennsylvania NE, Suite 200, Albuquerque, New
Mexico 87110 (the “Optionee”)

AND:

COLUMBUS EXPLORATION CORPORATION, a British Columbia
company with an office located at 1090 Hamilton Street, Vancouver,
British Columbia, V6B 2R9 (“CLX”)

AND:

COLUMBUS SILVER (U.S.) CORPORATION, a Nevada company
with an office located at 573 E. Second Street, Reno, Nevada, 89502
(“CSCUSA” and together with CLX, the “Optionors”)

WHEREAS:

A.	CLX was formerly known as Columbus Silver Corporation;

B.	The Optionee is the legal and beneficial owner of 250,000 common shares (the “Shares”) in the capital of CLX;

C.	The parties entered into the Option Over Mogollon Property Agreement with an effective date of September 19, 2012 (the “Agreement”);

D.	The Agreement requires various Payments to be made by the Optionee to CSCUSA on certain dates; and

E.	The parties are desirous of extending certain of the deadlines for the aforementioned Payments, on the terms and conditions set out herein.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises and the mutual covenants herein set forth herein, the receipt and sufficiency of all of the foregoing being acknowledged by the parties hereto, the parties hereto do hereby mutually covenant and agree as follows:

1.	DEFINITIONS

1.1. Terms Defined Herein. As used in this Agreement, the term:

(a)

“Affiliate” means with respect to a Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with, the subject Person;

(b)	“Business Day” means a day that is not a Saturday, Sunday or any other day which is a statutory holiday or a bank holiday in the place where an act is to be performed or a payment is to be made;

(c)

“Control” or “Controlled” means, when used as a verb: (i) with respect to an entity, the ability, directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of the entity through the legal or beneficial ownership of not less than 50% of the issued and outstanding voting securities of such entity or by contract, operating agreement, voting trust or an analogous arrangement; (ii) with respect to a natural person, the actual or legal ability to control the actions of another, through family relationship, agency, contract or otherwise; and (iii) when used as a noun, an interest that gives the holder the ability to exercise any of the powers described in subsections (i) and (ii) of this definition;

(d)

“Person” means and includes any individual, corporation, limited liability company, partnership, firm, joint venture, syndicate, association, trust, governmental agency or board or commission or authority and any other form of entity or organization;

(e)

“Products” means all ores mined from the Property and all concentrates, doré and other mineral products in whatever form, metals or minerals which are derived therefrom, whether so derived on or off the Property; and

(f)	“Property” has the meaning ascribed thereto in the Agreement.

	1.2.	Terms not Defined Herein. Capitalized terms used but not defined in this Amendment #1 will have the meaning(s) ascribed thereto in the Agreement.

2.	AMENDMENTS TO AGREEMENT

	2.1.	Amendment of Option Period. The contents of Section 2.2 of the Agreement are hereby deleted in their entirety and replaced with the following:

“Term of Option. The Option shall remain in force during the term of this Agreement, from the date hereof to and including the date of exercise of the Option, termination of this Agreement, or June 30, 2015, whichever comes first (the “Option Period”).”

	2.2.	Amendment of Certain Payment Dates.

(a)	Subsections 3.2(iv), 3.2(v), 3.2(vi), and 3.2(vii) of the Agreement are hereby deleted and replaced by the following Subsections 3.2(iv), 3.2(v), 3.2(vi), 3.2(vii), and 3.2(viii):

“3.2 (iv) $50,000 on or before July 31, 2013;

3.2 (v) $887,500 on or before December 30, 2013;

3.2 (vi) $937,500 on or before June 30, 2014;

3.2 (vii) $937,500 on or before December 30, 2014; and

3.2 (viii) $937,500 on or before June 30, 2015.”

2.3.

No Other Changes; Good Standing. Except as set out above, the Agreement remains unamended and is in full force and effect. The parties agree that, as of the Effective Date and to the best knowledge of each, the Agreement is in good standing.

2.4.

Disclosure. Subject to the requirements of applicable laws, any news release of either party hereto relating to this Amendment #1 will be provided to the other party not less than twenty-fours in advance of its release, and the originating party will use its reasonable best efforts to accept comments thereto in order to bring the form and content thereof to the standards required by each party.

3.	CONSIDERATION FOR AMENDMENT #1

3.1.

CLX Common Share Transfer. Upon execution of this Amendment #1 on the Effective Date, in partial consideration for the Optionors entering into this Amendment #1, the Optionee will transfer and be deemed to have transferred all of its beneficial right, title and interest in and to the Shares to CLX, and the Optionee will at the same time transfer the legal title of the Shares to CLX via immediately couriering the certificate representing the Shares to CLX, with appropriate transfer notation and authorized signature(s) set out on the back of such certificate. In addition to the foregoing, the Optionee will provide a duly executed (and if required, notarized) power of attorney in the form to be provided by CLX, in order for a representative of CLX to transfer the Shares to a trading account of its choosing.

	3.2.	Right of First Refusal on Proposed Metal Streams.

(a)

If the Optionee or any of its Affiliates (the “Selling Party”) shall receive a bona fide written offer (the “Third Party Offer”) from an arm’s length third Person (the “Third Party”) to purchase, option or otherwise acquire, directly or indirectly, in any manner whatsoever, a royalty on gold production from the Property or on Products or a participating interest in gold based on production from the Property (i.e. without limitation, a gold stream, or other instrument convertible into a gold stream), whether or not coupled with another transaction, embodied within another transaction or disguised within another transaction (the “Proposed Metal Stream”), the Selling Party must ensure that the said Third Party Offer states the price and all other pertinent terms and conditions upon which the Third Party wishes to complete the Proposed Metal Stream and that the consideration set forth in the Third Party Offer includes only cash or a combination of cash and, shares of a publicly listed company (the “Third Party Share Consideration”). The Selling Party may not complete a Proposed Metal Stream with a Third Party unless and until the Selling Party has complied with the provisions of this section. For greater certainty and without limitation, the Optionee does hereby covenant and agree to take no acts nor do any matters or things that shall result in the circumvention by a Selling Party of the right of first refusal and its far-reaching and all inclusive ambit as contemplated by the intent of this section.

(b)

After receipt of a Third Party Offer, the Selling Party shall deliver a copy of the Third Party Offer to CLX together with the Selling Party’s own offer to sell to CLX the Proposed Metal Stream on the same terms and conditions (the “Offer”). The following principles shall apply with respect to the Third Party Share Consideration set forth in the Third Party Offer, in order for the consideration to be paid by CLX pursuant to the acceptance of the Offer, to be on the same terms and conditions. If the Third Party Offer sets forth consideration to be paid by the Third Party that includes all Third Party Share Consideration or a combination of cash and Third Party Share Consideration, then if CLX shall accept the Offer (in order to match the Third Party Share Consideration), at the option of CLX, on closing of the transactions contemplated in the Offer, CLX shall pay to the Selling Party: (i) in cash, the cash equivalent of the Third Party Share Consideration (based on the 20 day volume weighted average trading price of the shares of such Third Party ending on the day prior to the date of the Third Party Offer) (the “Cash Equivalent”); (ii) in fully paid and non-assessable shares in the capital of CLX (so long as such shares are publicly traded), a number of shares equal to the quotient of the Cash Equivalent divided by the 20 day volume weighted average trading price of such shares ending on the day prior to the date of the Offer; or (iii) a combination of both cash as in (i) and shares as in (ii).

(c)

The Selling Party shall also contemporaneously deliver any and all due diligence materials (which it delivered or made available to the Third Party) to CLX. Immediately after CLX has received the Offer and the said due diligence materials, the Selling Party shall grant CLX the right (together with its authorized representatives), if so desired by CLX (which right may or may not be exercised by CLX, in its sole discretion), to conduct a site visit on the Property, such site visit to be on a date and at a time that is mutually convenient to the Selling Party and CLX, each acting reasonably, to be scheduled and completed no later than 11 Business Days after the said receipt of the Offer and the due diligence materials by CLX. Such 11 Business Days shall be extended by CLX for a reasonable further period of time if the site visit cannot be conducted by CLX within such 11 Business Day period as a result of delays occasioned by acts or omissions of the Selling Party. It is understood and agreed that at or before the said site visit, or even if CLX shall deem that a site visit is not necessary, CLX may request from the Selling Party further confidential information in the possession or under the control of the Selling Party that directly pertains to the subject matter of the Proposed Metal Stream and that the Selling Party shall deliver or make the same available to CLX.

(d)

CLX shall have 20 Business Days from the date of the site visit (or the date upon which CLX shall advise the Selling Party that a site visit is not required by CLX), to notify the Selling Party that it elects to acquire the Proposed Metal Stream at the price and on the terms and conditions set forth in the Offer.

(e)

If CLX does so elect to acquire the Proposed Metal Stream, the transaction with respect to the Proposed Metal Stream shall be consummated within 60 days after notice of such election is delivered to the Selling Party by CLX. CLX shall act in a reasonable and timely manner with respect to closing matters; however if the proposed agreement with respect to the Proposed Metal Stream is not entered into within 60 days after notice of such election is delivered by CLX, as a result of the Selling Party not acting in a timely manner, then CLX shall have the right, acting reasonably, to extend the period of 60 days in order to accommodate such delays (provided that it is understood and agreed that CLX will not have the right to extend the period of 60 days if the failure to enter into the proposed agreement with respect to the Proposed Metal Stream is occasioned solely by acts or omissions of CLX).

(f)

If CLX fails to elect to acquire the Proposed Metal Stream within 20 Business Days from the date of the site visit (or the date upon which CLX shall advise the Selling Party that a site visit is not required by CLX), the Selling Party shall have 90 days following the expiration of such period to consummate the transaction with respect to the Proposed Metal Stream with the Third Party at a price and on terms no more favourable to the Third Party than those offered in the Offer and in accordance with this section.

(g)

If the Selling Party fails to consummate the transaction with respect to the Proposed Metal Stream with the Third Party within the period set forth in this section the right of first refusal herein contained shall be deemed to be revived. Any subsequent proposal to complete a Proposed Metal Stream shall be conducted in accordance with the procedures set forth in this section.

(h)

For greater certainty and without limitation, it is understood and agreed that any refusal by CLX to purchase a Proposed Metal Stream as well as any acceptance by CLX of a Proposed Metal Stream leading to consummation of a transaction with respect thereto shall in no way be construed as the relinquishment by CLX of its right of first refusal pursuant to this section, to purchase from a Selling Party any other Proposed Metal Streams, it being the specific intention of the Parties that this clause and the right of first refusal granted to CLX by the Selling Party shall apply to all Proposed Metal Streams.

(i)

Notwithstanding anything to the contrary set out herein, the aforementioned right of first refusal will not apply in respect of (i) an existing royalty on the Property; (ii) a Proposed Royalty Stream in connection with a right or obligation set out in a written agreement duly executed and delivered by the Optionee or an applicable Affiliate or before the date of this Amendment #1; nor (iii) with any joint venture or similar agreement with arm’s length parties in which a party’s interest may be diluted to a royalty due to the operation thereof provided that a reasonable person would not determine that the entry into of the joint venture or similar agreement did not have as its genesis the circumvention by a Selling Party of the right of first refusal and its far-reaching and all inclusive ambit as contemplated by the intent of this section.

3.3.

Amendment Consideration Not a Payment under the Agreement. The parties agree that the Share transfer and the granting by the Optionee of the aforementioned right of first refusal are provided solely as consideration for the amendments set out herein, and do not constitute a payment of any kind under the Agreement, including without limitation a Payment.

4.	REPRESENTATIONS AND WARRANTIES

	4.1.	Optionee Representations and Warranties. The Optionee represents and warrants to the Optionors that:

(a)

The Optionee has good and sufficient title, right and authority to enter into this Agreement on the terms and conditions hereof and to transfer to CLX legal and beneficial title and ownership of the Shares;

		(b)	The Optionee owns the Shares are free and clear of all liens, charges, and encumbrances, and the Shares represent all of the common shares of CLX held by the Optionee; and

(c)

The Optionee has full capacity and authorization to enter into this Agreement, and its performance of this Agreement will not conflict with or result in breach of any covenants or agreements contained in, or constitute a default under or result in the creation of any encumbrance on the provisions of any agreement to which the Optionee is a party or by which the Optionee may be bound or to which the Optionee may be subject or any judgment, decree, order, rule or regulation of any court or administrative body by which the Optionee is bound or, to the knowledge of the Optionee, any statute or regulation applicable to the Optionee.

4.2.

Optionors’ Representations and Warranties. The Optionors jointly and severally represent and warrant to the Optionee that each has full capacity and authorization to enter into this Agreement, and each of their performance of this Agreement will not conflict with or result in breach of any covenants or agreements contained in, or constitute a default under or result in the creation of any encumbrance on the provisions of any agreement to which either of the Optionors are a party or by which the Optionors may be bound or to which the Optionors may be subject or any judgment, decree, order, rule or regulation of any court or administrative body by which the Optionors are bound or, to the knowledge of the Optionors, any statute or regulation applicable to the Optionors.

5.	GENERAL

5.1.

Governing Law & Jurisdiction. This Amendment#1, and all disputes or claims arising out of or in connection with it, shall be governed by and construed in accordance with the laws of the State of New Mexico. The parties to this agreement irrevocably and unconditionally agree that the Courts of the State of New Mexico shall have exclusive jurisdiction over all disputes or claims arising out of or in connection with this Amendment #1.

5.2.

Further Assurances. The parties hereto agree to execute all such further or other assurances and documents and to do or cause to be done all acts or things necessary to implement and carry into effect the provisions and intent of this Amendment #1.

	5.3.	TIME IS OF THE ESSENCE. Time is of the essence in this Amendment #1.

5.4.

Counterparts. This Amendment #1 may be executed in any number of counterparts with the same effect as if all parties had signed the same document. All of these counterparts will for all purposes constitute one agreement, binding on the parties, notwithstanding that all parties are not signatories to the same counterpart. A fax transcribed copy or photocopy of this Amendment #1 executed by a party in counterpart or otherwise will constitute a properly executed, delivered and binding agreement or counterpart of the executing party.

IN WITNESS WHEREOF the parties hereto have hereunto executed these presents as of the day and year first above written.

COLUMBUS EXPLORATION	SANTA FE GOLD CORPORATION
CORPORATION

/s/ Pierce Carson
/S/ Robert Giustra	Pierce Carson
Robert Giustra	President and CEO
President and CEO

COLUMBUS SILVER (U.S.)
CORPORATION

/s/ Robert Giustra
Robert Giustra
President